Consent of Independent Auditors



The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account B:


We consent to the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement (File No. 33-88722) on Form N-4 our reports dated February 3, 1998 and February 27, 1998.





                                                        /s/KPMG Peat Marwick LLP


Hartford, Connecticut
September 15, 1998